BEFIRST.COM

                             INCENTIVE STOCK OPTION

                                    AGREEMENT

     AGREEMENT made as of the ____ day of ____, 1999 (the "Grant Date") by and between BEFIRST.COM, a New York corporation, having its office and principal place of business located at 121 West 27th Street, Suite 903, New York, New York 10001 (the "Corporation") and __________ residing at ______________________ (the
"Holder").

                              W I T N E S S E T H:

     WHEREAS, on Grant Date, the Corporation authorized the grant to the Holder of an option to purchase an aggregate of ________ shares of the authorized but unissued Common Stock of the Corporation, $.001 par value (the "Stock"), pursuant to the Corporation's 1999 Stock Option Plan (the "Plan"), conditioned upon the Holder's acceptance thereof upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Holder desires to acquire said option on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions herein contained, the parties hereto agree as follows:

     1. Subject to the terms and conditions of the Plan, a copy of which is annexed hereto, made a part hereof and the receipt thereof acknowledged by the Holder, the Corporation hereby grants to the Holder as a matter of separate agreement and not in lieu of salary, or any other compensation for services, the right and


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option  (hereinafter  called the  "Option"),  to purchase  all or any part of an aggregate of _________ shares of Stock on the terms and conditions herein set forth.

     2. This Option shall be deemed to be an incentive stock option.

     3. The purchase price of each share of Stock subject to this Option shall be $______.

     4. This Option shall be exercisable in whole or in part at any time or from time to time for a period terminating at the close of business five (5) years from the Date of Grant.

     5. The purchase price of the shares of Stock as to which the Option is exercised shall be paid in full at the time of exercise by (a) cash or check or
(b) in shares of Common Stock of the Corporation already owned by the Holder as provided in Paragraph 5(b)(iv) of the Plan. The Holder shall not have any of the rights of a stockholder with respect to the Stock covered by the Option until the date of the issuance of a stock certificate to him for such shares of Stock.

     6. (a) The Option shall be exercisable during the five (5) year period commencing from the Date of Grant and terminating on the close of business on June 16, 2004 (the "Exercise Period").

     (b) The Holder is an employee of the Corporation and must remain in the continuous employ of the Corporation for one year from the Date of Grant in order to exercise any part of the Option.

     (c) Except as provided in Paragraph 6(e) below, this Option and the rights and privileges conferred hereby may not be

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transferred,  assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process on the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

(d) In the event the Holder's employment by the Corporation or any of its subsidiaries is terminated (for any reason other than death, disability or discharge for cause, as defined in the Plan) any Option granted to him or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless, such Option, to the extent exercisable at termination, is exercised within the earlier of six (6) months after the Holder ceases to be an employee or the date of expiration of the Option. If the Holder's employment is terminated for cause, as defined in the Plan, any Option or unexercised portion thereof granted to him shall terminate and be of no further force and effect from the date of discharge.

     (e) Upon the death of the Holder, any Option granted to him or the unexercised portion thereof, which was otherwise exercisable on his date of death, shall terminate unless such Option to the extent exercisable at death is exercised by the executor or administrator of his estate, within the earlier of one

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(1) year  following  the  Holder's  death or the date of the  expiration  of the
Option.

     (f) In the event the Holder's employment by the Corporation or any of its subsidiaries is terminated due to disability of the Holder (as defined in the Plan), any Option granted to him or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless, such option, to the extent exercisable at termination, is exercised within the earlier of three (3) years after the Holder ceases to be an employee on the date of expiration of the Option.

     (g) The Corporation shall be obligated to sell and issue Stock pursuant to this Option and the Plan and in accordance with the terms thereof but not before the Stock with respect to which the Option is being exercised is effectively registered or the sale thereof is exempt from registration under the Securities Act of 1933, as amended (the "Act"), in the opinion of counsel for the Corporation.

     (h) The Board of Directors of the Corporation or the Corporation's Stock Option Committee, as the case may be, may require, as a condition to the sale of Stock on the exercise of any Option, that the person exercising such Option give to the Corporation such documents including such appropriate investment representations as may be required by counsel for the Corporation and such additional agreements and documents as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation.

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     7. (a) If the outstanding shares of Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Corporation or stock of a different par value or without par
value,  through  reorganization,   recapitalization,   reclassification,   stock
dividend,   stock  split,   amendment  to  the   Corporation's   Certificate  of
Incorporation   or  reverse  stock  split,  an  appropriate  and   proportionate
adjustment shall be made in the maximum number and/or kind of securities allocated to this Option, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options, but with a corresponding adjustment in the price for each share of Stock or other unit of any security covered by this Option.

     (b) Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger or consolidation of the Corporation with one or more corporations in which the Corporation will not survive as an independent, publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Stock of the Corporation to another corporation, any Option granted hereunder shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plan and for the assumption of the Option granted, or the substitution for the Options of new options covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices, in which event the Plan and the Option theretofore granted or the

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new options  substituted  therefor,  shall  continue in the manner and under the
terms   so   provided.   In  the   event  of  such   dissolution,   liquidation,
reorganization, merger, consolidation, transfer of assets or transfer of Stock, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of this Option theretofore granted or the substitution for each Option of new options covering the shares of a successor corporation or a parent or subsidiary thereof, then the Holder shall be entitled, prior to the effective date of any such transaction, to purchase the full number of shares of Stock under the Option which he would otherwise have been entitled to purchase during the remaining term of such Option. Upon the first purchase of shares of Stock pursuant to a tender offer or exchange offer, other than by the Corporation, for all or any part of the Stock, the Holder shall be entitled, prior to the termination date of any such tender offer, to purchase the full number of shares of Stock under this Option which he otherwise would have been entitled to purchase during the remaining term of such Option.

     (c) Adjustments under this paragraph shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final binding and conclusive. No fractional shares of Stock shall be issued under the Plan or any such adjustment.

     8. Anything in this Agreement to the contrary notwithstanding, the Holder hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Stock acquired by him upon exercise of the Option hereunder without registration

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under the Act,  or in the event that they are not so  registered,  unless (a) an exemption from the Act is available thereunder and (b) the Holder has furnished the Corporation with notice of such proposed transfer, and the Corporation's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt, or the Holder has furnished the Corporation with notice of such proposed transfer, together with an opinion of counsel reasonably satisfactory to the Corporation's legal counsel, that in such counsel's opinion such proposed transfer shall be so exempt.

     9. (a) The Corporation may place stop transfer orders with its transfer agent against the transfer of the shares of Stock issuable under the Option as prohibited by Paragraph 8 hereof in the absence of registration under the Act or an exemption therefrom provided herein.

     (b) The certificates evidencing shares of Stock to be issued upon the exercise of the Option may bear the following legends:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

          "The shares represented by this certificate have been acquired pursuant to an option agreement dated as of June 17, 1999, a copy of which is on file with the Corporation, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

     10. Subject to the terms and conditions of this Agreement, the Option may be exercised with respect to all or any portion of

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the  Stock  subject  hereto  at any  time and  from  time to time to the  extent determined under Section 6 hereof, by the delivery to the Corporation, at its principal place of business of (a) the written Notice of Exercise in the form attached hereto as Exhibit A, which is incorporated herein by reference, specifying the number of shares of Stock with respect to which the Option is being exercised and signed by the person exercising the Option as provided herein, and (b) payment of the purchase price. Subject to the provisions of the Plan, the Corporation shall issue and deliver a certificate or certificates representing said Stock as soon as practicable after the notice and payment is so received. The certificate or certificates for the Stock as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option, and shall be delivered as aforesaid to or upon written order of the person or persons exercising the Option. In the event the Option is being exercised pursuant to the Plan by any person or persons other than the Holder, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

     11. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

     12. All offers, acceptances, notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the

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parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Same shall be deemed given hereunder when so delivered or received, as the case may be.

     13. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     14. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

     15. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors and assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                            BEFIRST.COM

                                            By:__________________________
                                               Name:
                                               Title:

                                              -----------------------------
                                                       , Holder

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



                                    EXHIBIT A

                              NOTICE OF EXERCISE OF
                       BEFIRST.COM INCENTIVE STOCK OPTION
                           TO PURCHASE COMMON STOCK OF
                                   BEFIRST.COM

                                                 Name __________________________

                                                 Address _______________________

                                                 _______________________________

                                                 Date __________________________

BeFirst.com
121 West 27th Street, Suite 903
New York, NY  10001

Attention:  President

                  Re:      Exercise of BeFirst.com
                           Stock Option

Gentlemen:

     Subject to acceptance hereof in writing by BeFirst.com (the "Company") pursuant to the provisions of the BeFirst.com 1999 Stock Option Plan, I hereby elect to exercise options granted to me to purchase ________ shares of $.001 par value Common Stock of the Company under the BeFirst.com Incentive Stock Option Agreement dated as of _______________ (the "Agreement"), at $____ per share (subject to adjustment as provided in the Agreement).

     Enclosed is either (i) a certified check (or bank cashier's check) for $_________ for the full purchase price payable to the order of Suprema Specialties, Inc. or (ii) certificates representing _________ shares of Common Stock of the Company.

     As soon as the Stock Certificate is registered in my name, please deliver it to me at the above address.

     I hereby represent, warrant, covenant and agree with the Company as follows:

          The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

          I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

          The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

          I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

          I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

          The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act and evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

          The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act may not be available with respect to any proposed sale of the Common Stock. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

          I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

          I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

          I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Shares hereunder and I am able to bear the economic risks of such purchase; and

          The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by the undersigned Optionee that all such agreements, representations, warranties and covenants made herein shall be true and correct at such time.

          I understand that the certificates representing such shares of Common Stock being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                    Very truly yours,

                                                    -----------------------

--------------------------------------------------------------------------------

AGREED TO AND ACCEPTED:

BEFIRST.COM

By: _______________________________

Title: ____________________________

Number of Shares
Exercised: ________________________

Number of Shares
Remaining: ________________________                     Date: __________________

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